April 29, 2013 Project Intrepid Discussion Materials Exhibit (c)(12)

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Table of Contents 2 Executive Summary I Public Market Perspective II Financial Summary III Pro Forma Analysis V

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I. Executive Summary 3

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Transaction Overview
1. Cosmic Holdings acquires Intrepid Holdings GP from Intrepid
Holdings GP stakeholders for cash
2. Intrepid distributes 100% of its Intrepid Midstream LP
ownership interest pro rata to existing Intrepid unitholders
3. Intrepid acquires Cosmic General Partner, IDRs, and some
portion of Cosmic Holdings’ interest in Cosmic (or pro forma
Intrepid Mid units) in exchange for Intrepid units (debt-free)
4. Intrepid Midstream acquires Cosmic from Cosmic Holdings
and public unitholders in a unit-for-unit exchange plus a
one-time cash payment
Summary Pro Forma LP Ownership
4
___________________________________
Source: Management.
GP Transaction MLP Merger
Adjustments Adjustments
SQ (+) (-) PF (+) (-) PF
Intrepid 56.4 (56.4) - 6.9 6.9
Intrepid Unitholders - 56.4 56.4 56.4
Public Unitholders 29.5 29.5 29.5
Cosmic Holdings - - 21.9 21.9
Cosmic Unitholders - - 37.0 37.0
Units Outstanding 85.9 85.9 151.6
Cosmic Holdings - 53.8 53.8 53.8
Existing Unitholders 131.8 131.8 131.8
Units Outstanding 131.8 185.6 185.6
Intrepid - 6.325 6.3 (6.3) -
Cosmic Holdings 26.5 (6.325) 20.2 (20.2) -
Public Unitholders 34.1 34.1 (34.1) -
Units Outstanding 60.6 60.6 -
Intrepid
5%
Intrepid
Unitholders
37%
Public
Unitholders
20%
Cosmic
Holdings
14%
Cosmic
Unitholders
24%
Cosmic
Holdings
29%
Existing
Unitholders
71%
Intrepid Midstream
Intrepid
Intrepid Midstream
Intrepid
Cosmic

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Transaction Structure
5
___________________________________
Source: Management.
GP Control
LP Interest,GP
Control + IDRs
LP Interest
100% Interest
LP Interest,
GP Control +
IDRs
Status Quo Organizational Structure
Intrepid
Holdings GP
Cosmic Holdings
Intrepid
Remaining
Operating Assets
Cosmic
Intrepid
Midstream
Cosmic
Public
Unitholders
Pro Forma Partnership Organizational Structure
Cosmic Holdings
Intrepid
Remaining
Operating Assets
Intrepid
Midstream
Former Cosmic
Operating Assets
Intrepid
Public
Unitholders
Intrepid Mid.
Public
Unitholders
LP Interest
100% Interest
LP Interest+
GP Control
GP Control+
IDRs
100% Interest
LP Interest

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Financial Snapshot
6
___________________________________
Source: Management, Company filings, FactSet as of 4/26/2013.
Note: All forward estimates represent Wall Street consensus views.
(1) Pre-spin.
(2) Balance sheet information as of 12/31/12 from 8K filed 3/18, pro forma for CMM acquisition.
(3) GP and IDR cash flow valued at LP yield.
(4) Enterprise value / unlevered DCF per 2/23/13 Morgan Stanley Research Estimates.
(5) FY1 (year ending 9/30/14) per Management projections.
(4)
(4)
(5)
(5)
Pro forma Intrepid
Midstream valued at
status quo unit price
(implied 6.9% yield)
Intrepid Post-Spin
reflects distribution
of Intrepid Midstream
units to Intrepid
unitholders
Status Quo
Pro Forma
Intrepid
Intrepid
Midstream
Midstream
Unit Price as of 4/26/13 $24.97 $21.59 $24.07 $24.97 $11.23
52-week High 25.32 22.25 29.12 25.32
52-week Low 18.31 13.32 19.90 18.31
Equity Value
(3)
$2,281 $2,844 $1,736 $4,267
$2,085
Enterprise Value $3,002 $3,175 $2,567
$5,844
$2,085
Price / 2013E Cash Flow 14.3x 16.9x 10.9x 13.4x
Price / 2014E Cash Flow 11.7x 14.8x 10.4x 11.8x
Enterprise Value / 2013E EBITDA 15.2x 19.1x 14.4x 15.5x
Enterprise Value / 2014E EBITDA 11.1x 17.6x 11.2x 11.7x
Minimum Quarterly Distribution NA NA $0.3000 NA
Current LP Quarterly Distribution $0.3950 $0.2900 $0.5100 $0.4276
Current Yield 6.3% 5.4% 8.5% 6.9%
Distribution CAGR - IPO to Last Qtr 5.4% (0.3%) 10.1% NA
Distribution CAGR - Current to 2014E 9.4% 9.5% 4.6% 13.5%
LP/GP Allocation 50% / 50% NA 50% / 50% 50% / 50%
Current % of CF to IDR 6.0% NA 14.0% 11.3%
Cash $4 $2 $0 $4
Total Debt 725 331 831 1,581
Net Debt $721 $329 $831 $1,577
Net Debt / 2013E EBITDA 3.7x 4.7x 4.2x
Net Debt / LTM EBITDA 6.0x 7.4x 6.8x
Intrepid
Pre-Spin
(1)
Cosmic
(2)
Intrepid
Post-Spin

Pro Forma
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
MPLX $3.3
OILT $2.1
TLLP $3.1
SXL $11.4
MMP $14.3
PAA $36.8
GEL $4.7
EPD $71.4
RRMS $1.0
HEP $3.2
SEP $5.6
DKL $0.8
OKS $21.0
TLP $1.0
SUSP $0.7
KMP $86.5
EPB $16.6
Intrepid Mid $3.0
WPZ $39.2
GLP $2.0
TCLP $3.2
BPL $9.1
BWP $11.2
ETP $47.3
LGP $0.6
EEP $17.5
MMLP $1.7
NS $6.4
EQM $1.5
WES $8.8
ACMP $10.7
MWE $11.7
CPNO $4.8
DPM $5.3
SMLP $1.6
NGLS $8.9
APL $3.8
RGP $8.6
XTEX $2.8
SXE $0.7
Cosmic $2.6
AMID $0.3
WGP $7.6
ATLS $2.9
XTXI $0.9
TRGP $2.9
KMI $53.5
ETE $20.6
Intrepid $3.2
AHGP $3.3
NSH $1.3
Intrepid Mid $5.8
Intrepid $2.1

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
MPLX 29%
OILT 18%
TLLP 25%
SXL 22%
MMP 15%
PAA 13%
GEL 16%
EPD 11%
RRMS 18%
HEP 12%
SEP 11%
DKL 17%
OKS 13%
TLP 14%
SUSP 18%
KMP 12%
EPB 13%
Intrepid Mid 16%
WPZ 15%
GLP 17%
TCLP 9%
BPL 9%
BWP 8%
ETP 11%
LGP 20%
EEP 11%
MMLP 9%
NS 9%
EQM 22%
WES 20%
ACMP 21%
MWE 17%
CPNO 15%
DPM 15%
SMLP 15%
NGLS 16%
APL 22%
RGP 11%
XTEX 19%
SXE 10%
Cosmic 13%
AMID 9%
WGP 39%
ATLS 89%
XTXI 44%
TRGP 34%
KMI 14%
ETE 14%
Intrepid 14%
AHGP 16%
NSH 8%

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Midstream MLP Benchmarking
Total Expected Return – NTM (1)
7
Median: 14% Median: 16% Median: 16%
__________________________________
Source: Company filings, FactSet as of 4/26/2013.
(1) Current yield plus current to 2014E distribution growth, per Wall Street Research.
Enterprise Value
($Billions)
Gathering & Processing Transportation & Logistics General Partners

Transportation & Logistics
Gathering & Processing
General Partners
12%
10%
8%
6%
4%
2%
0%
MPLX 2.7% 2.7%
OILT 3.3% 3.2%
TLLP 3.6% 3.4%
SXL 5.0% 3.6%
MWP 3.8% 3.8%
PAA 5.8% 4.0%
GEL 4.2% 4.2%
EPD 4.4% 4.4%
RRMS 4.5% 4.5%
HEP 4.9% 4.9%
SEP 6.0% 5.2%
DKL 5.3% 5.3%
OKS 7.4% 5.3%
TLP 6.1% 5.4%
SUSP 5.6% 5.6%
KMP 10.3% 5.8%
EPB 7.7% 5.8%
Intrepid Mid 6.7% 6.3%
WPZ 8.9% 6.4%
GLP 6.7% 6.4%
TCLP 6.7% 6.7%
BPL 6.7% 6.7%
BWP 7.6% 7.0%
ETP 11.2% 7.3%
LGP 7.3% 7.3%
EEP 8.7% 7.4%
MMLP 8.3% 7.6%
NS 9.7% 8.7%
EQM 3.4% 3.4%
WES 4.5% 3.7%
ACMP 4.8% 4.6%
MWE 5.4% 5.4%
CPNO 5.6% 5.6%
DPM 7.4% 5.9%
SMLP 6.1% 6.1%
NGLS 7.8% 6.0%
APL 7.0% 6.6%
RGP 7.3% 7.1%
XTEX 7.7% 7.4%
SXE 7.5% 7.5%
Cosmic 9.9% 8.5%
AMID 9.2% 9.2%
WGP 2.1%
ATLS 2.4%
XTXI 2.6%
TRGP 3.0%
KMI 3.9%
ETE 4.4%
Intrepid 5.4%
AHGP 5.5%
NSH 7.0%

50%
40%
30%
20%
10%
0%
MPLX 0%
OILT 1%
TLLP 5%
SXL 28%
MWP 0%
PAA 30%
GEL 0%
EPD 0%
RRMS 0%
HEP 0%
SEP 12%
DKL 0%
OKS 28%
TLP 11%
SUSP 0%
KMP 44%
EPB 25%
Intrepid Mid 6%
WPZ 28%
GLP 4%
TCLP 0%
BPL 0%
BWP 7%
ETP 35%
LGP 0%
EEP 15%
MMLP 9%
NS 11%
EQM (0%)
WES 17%
ACMP 4%
MWE 0%
CPNO 0%
DPM 21%
SMLP 0%
NGLS 23%
APL 6%
RGP 3%
XTEX 4%
SXE 0%
Cosmic 14%
AMID 0%
WGP NA
ATLS NA
XTXI NA
TRGP NA
KMI NA
ETE NA
Intrepid NA
AHGP NA
NSH NA
Intrepid Mid 11%

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Midstream MLP Yield & IDR Participation
Current Yield and Breakeven Yield (1)
% of CF to IDRs (2)
8
Median: 5.5% /6.4% Median: 6.0% /7.1% Median: 3.9%
Median: 5.0% Median: 2.7%
___________________________________
Source: Company filings, FactSet as of 4/26/2013.
(1)
(2)
(3)
Pro
Forma
(3)
Breakeven yield refers to MLP yield divided by one minus the percentage of cash flows entitled to owners of the incentive distribution rights.
Cash distributed to incentive distribution rights based on the current distribution/unit.
FY1 (year ending 9/30/14) cash flow split as for pro forma entity per Management projections.

45x
40x
35x
30x
25x
20x
15x
10x
5x
MPLX 26.2x
OILT 23.2x
TLLP 16.6x
SXL 14.4x
MWP 18.4x
PAA 17.2x
GEL 17.9x
EPD 15.6x
RRMS 13.3x
HEP 14.8x
SEP 20.3x
DKL 14.9x
OKS 16.2x
TLP 13.0x
SUSP 14.5x
KMP 17.2x
EPB 14.3x
Intrepid Mid 15.2x
WPZ 15.8x
GLP 10.6x
TCLP 17.3x
BPL 14.5x
BWP 14.3x
ETP 14.7x
LGP 12.0x
EEP 13.5x
MMLP 12.4x
NS 13.1x
EQM 14.9x
WES 20.2x
ACMP 13.0x
MWE 17.2x
CPNO 15.2x
DPM 14.3x
SMLP 13.7x
NGLS 14.0x
APL 11.0x
RGP 14.9x
XTEX 11.8x
SXE 17.0x
Cosmic 14.4x
AMID 9.9x
WGP 43.2x
ATLS 29.7x
XTXI 31.2x
TRGP 25.4x
KMI 24.3x
ETE 20.2x
Intrepid 19.1x
AHGP 17.1x
NSH 14.5x
Intrepid Mid 15.5x

45x
40x
35x
30x
25x
20x
15x
10x
5x
MPLX 17.7x
OILT 19.4x
TLLP 10.8x
SXL 13.7x
MWP 16.3x
PAA 16.0x
GEL 15.0x
EPD 14.3x
RRMS 7.1x
HEP 13.9x
SEP 17.4x
DKL 13.0x
OKS 13.3x
TLP 12.6x
SUSP 11.5x
KMP 14.8x
EPB 13.5x
Intrepid Mid 11.1x
WPZ 12.2x
GLP 10.3x
TCLP 15.7x
BPL 13.1x
BWP 13.6x
ETP 12.3x
LGP 10.4x
EEP 11.0x
MMLP 11.2x
NS 11.0x
EQM 11.1x
WES 14.7x
ACMP 10.1x
MWE 12.0x
CPNO 13.1x
DPM 10.2x
SMLP 12.1x
NGLS 10.9x
APL 9.2x
RGP 12.6x
XTEX 9.0x
SXE 11.4x
Cosmic 11.2x
AMID 8.9x
WGP 31.9x
ATLS 20.8x
XTXI 23.9x
TRGP 19.8x
KMI 24.2x
ETE 18.2x
Intrepid 17.6x
AHGP 16.0x
NSH 13.6x
Intrepid Mid 11.7x

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Midstream MLP Valuation Multiples
__________________________________
Source: Company filings, FactSet as of 4/26/2013.
(1)
EV / 2013E EBITDA
EV / 2014E EBITDA
9
Median: 14.8x Median: 14.2x
Median: 13.2x Median: 11.0x
Median: 25.4x
(EV / Unlevered DCF)
Gathering & Processing Transportation & Logistics General Partners
Median: 20.8x
(EV / Unlevered DCF)
Pro
Forma
(1)
Pro
Forma
(1)
Pro forma Intrepid Midstream valued at status quo unit price (6.9% yield).

II. Public Market Perspective 10

Relative Equity Performance
One Month Three Months
Six Months One Year
11
___________________________________
Source: FactSet as of 4/26/2013.
Note: All indexes are equal weighted and reflect total return (price return and distributions).
G&P: ACMP, APL, AMID, CPNO, Cosmic, XTEX, DPM, EQM, EROC, MWE, RGP, SMLP, SXE, NGLS and WES.
T&L: BKEP, BWP, BPL, DKL, EPB, EEP, ETP, EPD, GEL, GLP, HEP, LGP, Intrepid Midstream KMP, MMP, MPLX, MMLP, NKA, OKS, PNG, PAA, RRMS, SEP, SXL, SUSP, TCLP,
TLLP, TLP and WMB.
Intrepid Midstream
Intrepid Cosmic
Gathering and Processing
Transportation & Logistics
4/26/12 7/26/12 10/25/12 1/24/13 4/26/13
80%
100%
120%
140%
160%
0%
20%
30%
37%
46%
9/28/12 11/19/12 1/11/13 3/4/13 4/26/13
85%
90%
95%
100%
105%
110%
115%
120%
125%
8%
11%
17%
18%
24%
3/26/13 4/2/13 4/10/13 4/18/13 4/26/13
92%
96%
100%
104%
108%
0%
1%
3%
4%
5%
12/31/12 1/29/13 2/27/13 3/28/13 4/26/13
90%
100%
110%
120%
130%
14%
16%
20%
24%
25%

Restricted: 3-20-13
$26.00
Restricted: 2-6-13
$25.00
Restricted: 2-5-13
$26.00
Restricted: 2-5-13
$24.00
Stifel Nicolaus: 2-5-13
$26.00

40%
60%
Buy
Hold

Restricted: 3-20-13
$21.00
RBC Capital Markets: 3-7-13
$22.00
Restricted: 2-6-13
$19.00
Restricted: 2-6-13
$24.00
Restricted: 2-5-13
$21.00
Restricted: 2-5-13
$21.00

12%
88%
Buy
Hold

Ladenburg Thalmann & Co: 4-12-13
$32.50
Restricted: 3-19-13
$27.00
Restricted: 2-27-13
$27.00
RBC Capital Markets: 2-26-13
$26.00
Hilliard Lyons: 2-26-13
$32.00

29%
71%
Buy
Hold

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Research Analyst Price Targets
12
___________________________________
Source: FactSet as of 4/26/13.
Intrepid Intrepid Midstream Cosmic
Current Price
$24.97
Median Target
$26.00
Median Target
$21.00
Current Price
$21.59
Current Price
$24.07
Median Target
$27.00

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Topic Firm Commentary
Valuation &
Outlook
Morgan
Stanley
2/5/2013
With Intrepid Midstream operating a high quality set of Marcellus Shale gas pipeline and storage assets,
Intrepid has strengthened its balance sheet, diminished cash flow volatility, and now sets the stage for it to become a pure general partner
Intrepid Midstream has possible constrained long-term growth visibility due to immediately high general partner burden
JP Morgan
10/24/12
Through two transformative deals, the spin-off of Intrepid Midstream and the divestiture of the retail propane business to SPH, Intrepid has taken the necessary steps to delever the balance sheet, reset the distribution to a sustainable level, and create a stronger, pure-play midstream business
We believe Intrepid possesses stronger near-term growth potential due to the partnership's robust
Marcellus related growth portfolio, whereas Intrepid has retained slower growth assets that could weigh down distribution growth until the GP benefit truly emerges in later years
Operations
Morgan
Stanley
2/5/2013
Roughly 95% of revenue derived from fee-based firm storage and transportation contracts
Within its storage contract portfolio, 95% of capacity is contracted at an average maturity through May
2015
Largest natural gas storage provider in the Northeast. High-quality assets located in the Marcellus shale underpinned with visible growth opportunities
Tres Palacios provides long-term platform for growth in Texas and exposure to eventual recovery in storage rates
JP Morgan
10/24/12
Moreover, we see rapidly increasing Marcellus production continuing to create regional bottlenecks that
Intrepid Midstream's platform can capitalize on, presenting upside risk to our growth expectations
Wall Street Commentary
Intrepid / Intrepid Midstream
13
___________________________________
Source: Wall Street Research.
Intrepid Midstream positioned to capitalize on infrastructure-short Marcellus. We believe Intrepid
Midstreams’s drive to create an integrated hub and transportation system in the Marcellus shale, near New York City, will garner strong demand in the infrastructure-short region

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Topic Firm Commentary
Valuation &
Outlook
Wells Fargo
2/28/13
We expect Cosmic's valuation to improve as investors better appreciate the partnership's growing geographic footprint, stable cash flow (98% fee-based), strong sponsor support, and potential upside tied to future acquisitions and organic investments
We forecast Cosmic to grow distributions at a 5-year CAGR of approximately 4% supported by volume growth in liquids-rich areas
RBC Capital
Markets
(2/27/13)
Our 8.0% target yield is generally in line with the current yield and represents a meaningful discount to other fee-based gathering and processing MLPs
We believe the discount reflects the muted near-term distribution growth outlook and lower coverage but also see meaningful upside to our base valuation from yield compression if Cosmic can eventually provide visibility on a return to its targeted 8-10% distribution growth objective (potentially a 2H 2014+ event)
Operations
RBC Capital
Markets
(2/27/13)
Cosmic continues to focus on its greenfield development portfolio which could represent up to $2 billion of opportunities
Although Cosmic has diversified its cash flow, one customer still comprises a meaningful proportion of total revenue (65% in 2012)
In 2013, Cosmic expects Antero Resources to become its largest customer and Cosmic will be heavily reliant on Antero's drilling program in the Marcellus to meet its 2013 financial guidance.
Wells Fargo
(11/19/12)
In 2012, the partnership shifted its focus to liquids-rich plays and remains committed to this strategy
Cosmic has identified potential greenfield opportunities in rich-gas plays, including the Marcellus, Utica,
Avalon, Permian, and the Niobrara totaling approximately $1 billion
To note, potential organic investments could generate significant returns as the partnership’s currently owns two existing (idle) processing plants with capacity of 160 MMcf/d (one plant that came with the
Granite Wash transaction and one plant from the recent Devon acquisition)
Wall Street Commentary
Cosmic
14
___________________________________
Source: Wall Street Research.

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A B C D E F
Quarterly
Holdings Position Position Pos. chg.
Investor Name Style ($MM) (000 shares) % O/S (000's)
Intrepid Other Inst. $1,408 56,399 65.7% 474
Kayne Anderson Capital Advisors LP Yield 216 8,658 10.1% 6,236
Neuberger Berman LLC Growth 93 3,720 4.3% 172
Tortoise Capital Advisors LLC Yield 78 3,123 3.6% 1,190
Eagle Global Advisors LLC Yield 47 1,895 2.2% 139
OppenheimerFunds, Inc. Growth 40 1,618 1.9% 1,618
OFI Steelpath, Inc. Yield 40 1,601 1.9% 233
Advisory Research, Inc. Growth 23 929 1.1% (455)
Magnetar Financial LLC Growth 21 833 1.0% 833
Fidelity Management & Research Co. Growth 15 604 0.7% 20
Mason Street Advisors LLC Growth 12 490 0.6% (140)
Salient Capital Advisors LLC Yield 7 278 0.3% 278
Credit Suisse Securities (USA) LLC (Broker) Growth 6 247 0.3% 28
JPMorgan Chase Bank NA Growth 5 216 0.3% 38
Merrill Lynch, Pierce, Fenner & Smith, Inc. GARP 4 148 0.2% 9
GAUTREAUX WILLIAM C Other Inst. 3 140 0.2% 0
SHERMAN JOHN J Other Inst. 2 100 0.1% 0
SHERMAN R BROOKS JR Other Inst. 1 55 0.1% 0
Glenmede Investment Management LP GARP 1 53 0.1% 1
Oxford Asset Management LLP Value 1 47 0.1% (10)
Total - Top 20 Holders $2,026 81,153 95% 10,664
Intrepid Midstream Ownership
15
Top Holders (as of 12/31/2012) Top 10 Buyers & Sellers (000’s)
___________________________________
Source: FactSet as of 4/26/13.
6,236
1,618
1,190
833
474
278
233
172
139
38
Kayne Anderson Capital Advisors LP
OppenheimerFunds, Inc.
Tortoise Capital Advisors LLC
Magnetar Financial LLC
Inergy LP
Salient Capital Advisors LLC
OFI Steelpath, Inc.
Neuberger Berman LLC
Eagle Global Advisors LLC
JPMorgan Chase Bank NA
(6)
(6)
(10)
(11)
(11)
(13)
(21)
(40)
(140)
(455)
Morgan Stanley Smith Barney LLC (Securities)
Wells Fargo Advisors LLC
Oxford Asset Management LLP
Invesco Advisers, Inc.
Atlantic Trust Private Wealth Management
Hollow Brook Associates LLC
Susquehanna Investment Group LLC
Goldman Sachs & Co.
Mason Street Advisors LLC
Advisory Research, Inc.
(9/30/2012- 12/31/2012)
Indicates institutional overlap between Intrepid Midstream and Intrepid or Cosmic

A B C D E F
Quarterly
Holdings Position Position Pos. chg.
Investor Name Style ($MM) (000 shares) % O/S (000's)
SHERMAN JOHN J Other Inst. $412 19,092 13.3% (10)
Neuberger Berman LLC Growth 279 12,901 9.0% 226
Kayne Anderson Capital Advisors LP Yield 182 8,450 5.9% 568
Advisory Research, Inc. Growth 119 5,527 3.8% 954
Cushing MLP Asset Management LP Yield 80 3,707 2.6% (16)
GAUTREAUX WILLIAM C Other Inst. 53 2,463 1.7% 364
Morgan Stanley Investment Management, Inc. Aggressive Growth 47 2,160 1.5% 549
ELBERT PHILLIP L Other Inst. 45 2,081 1.4% (20)
UBS Securities LLC Growth 41 1,918 1.3% 1,411
Merrill Lynch, Pierce, Fenner & Smith, Inc. GARP 41 1,882 1.3% 68
Invesco Advisers, Inc. Growth 40 1,853 1.3% 426
ClearBridge Investments LLC Growth 37 1,695 1.2% 54
HUGHES CARL A Other Inst. 35 1,642 1.1% (7)
Morgan Stanley Smith Barney LLC (Securities) Growth 25 1,170 0.8% 722
Commerce Bank (Kansas City) Yield 24 1,094 0.8% 1,094
Credit Suisse Securities (USA) LLC (Broker) Growth 21 991 0.7% 250
Brookfield Investment Management, Inc. Yield 21 987 0.7% 213
Citigroup Global Markets Inc. (Broker) Growth 20 948 0.7% 600
SHERMAN R BROOKS JR Other Inst. 20 930 0.6% (15)
Deutsche Bank Investment Management, Inc. Growth 20 924 0.6% 871
Total - Top 20 Holders $1,563 72,414 50% 8,302
Intrepid Ownership
16
Top Holders (as of 12/31/2012) Top 10 Buyers & Sellers (000’s)
___________________________________
Source: FactSet as of 4/26/13.
1,411
1,094
954
871
839
774
722
600
568
549
UBS Securities LLC
Commerce Bank (Kansas City)
Advisory Research, Inc.
Deutsche Bank Investment Management, Inc.
Renaissance Technologies LLC
Magnetar Financial LLC
Morgan Stanley Smith Barney LLC (Securities)
Citigroup Global Markets Inc. (Broker)
Kayne Anderson Capital Advisors LP
Morgan Stanley Investment Management, Inc.
(51)
(52)
(53)
(54)
(57)
(59)
(65)
(150)
(185)
(1,000)
UBS Global Asset Management
PEAK6 Advisors LLC
Ulysses Management LLC
Timber Hill LLC
HighTower Advisors LLC
The California Public Employees Retirement
System
Glickenhaus & Co.
Hollow Brook Associates LLC
Hatteras Alternative Mutual Funds LLC
First Eagle Investment Management LLC
(9/30/2012- 12/31/2012)
Indicates institutional overlap between Intrepid Midstream and Intrepid

A B C D E F
Quarterly
Holdings Position Position Pos. chg.
Investor Name Style ($MM) (000 shares) % O/S (000's)
First Reserve Corp. Other Inst. $477 19,832 34.0% 288
Kayne Anderson Capital Advisors LP Yield 140 5,808 10.0% 394
Tortoise Capital Advisors LLC Yield 64 2,676 4.6% 56
ClearBridge Investments LLC Growth 60 2,481 4.3% 59
Center Coast Capital Advisors LP Yield 59 2,464 4.2% 420
Tiverton Asset Management LLC Aggressive Growth 14 600 1.0% 600
JPMorgan Securities LLC Growth 12 507 0.9% (5)
UBS Global Asset Management Growth 7 279 0.5% 32
Third Security LLC Other Inst. 6 266 0.5% 0
Citigroup Global Markets Inc. (Broker) Growth 5 193 0.3% 192
Wells Fargo Advisors LLC Growth 4 151 0.3% 36
Fidelity Management & Research Co. Growth 2 95 0.2% (5)
Credit Suisse Securities (USA) LLC (Broker) Growth 2 88 0.2% 5
First Trust Advisors LP Growth 2 71 0.1% 44
Advisors Asset Management, Inc. Yield 2 68 0.1% (91)
Morgan Stanley Smith Barney LLC (Securities) Growth 1 60 0.1% 7
Fort Washington Investment Advisors, Inc. GARP 1 60 0.1% 60
BOKF, NA GARP 1 58 0.1% 1
BLEDSOE ALVIN Other Inst. 1 58 0.1% (3)
BNY Mellon Asset Management Growth 1 40 0.1% 0
Total - Top 20 Holders $863 35,857 62% 2,092
Cosmic Ownership
17
Top Holders (as of 12/31/2012) Top 10 Buyers & Sellers (000’s)
___________________________________
Source: FactSet as of 4/26/13.
600
420
394
288
192
60
59
56
44
36
Tiverton Asset Management LLC
Center Coast Capital Advisors LP
Kayne Anderson Capital Advisors LP
First Reserve Corp.
Citigroup Global Markets Inc. (Broker)
Fort Washington Investment Advisors, Inc.
ClearBridge Investments LLC
Tortoise Capital Advisors LLC
First Trust Advisors LP
Wells Fargo Advisors LLC
(14)
(16)
(18)
(21)
(36)
(36)
(40)
(45)
(49)
(91)
Neuberger Berman LLC
Eagle Global Advisors LLC
Aviance Capital Management LLC
UBS Securities LLC
Morgan Stanley Investment Management, Inc.
Goldman Sachs & Co.
Delaware Management Business Trust
Salem Investment Counselors, Inc.
RBC Capital Markets LLC
Advisors Asset Management, Inc.
(9/30/2012- 12/31/2012)
Indicates institutional overlap between Intrepid Midstream and Cosmic

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

$60
$30
$16
$88
$102
$113
FY2014 FY2015 FY2016
Wall Street vs. Management Forecast
Intrepid / Intrepid Midstream
18
___________________________________
Source: Management Forecast, FactSet as of 4/26/2013.
(1) Standalone, pre-spin.
$1.28
$1.46
$1.60
$1.25
$1.42
$1.58
FY2014 FY2015 FY2016
EBITDA
Distributions / Unit
$248
$335
$375
$224
$243
$261
FY2014 FY2015 FY2016
Intrepid
Midstream
$1.76
$1.94
$2.02
$1.70
$1.75
$1.79
FY2014 FY2015 FY2016
Consolidated
$307
$365
$391
$311
$345
$374
FY2014 FY2015 FY2016
Intrepid (1)
Management
Wall Street
($ in millions, except per
unit figures)

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

Wall Street vs. Management Forecast
Cosmic
19
___________________________________
Source: Management Forecast, FactSet as of 4/26/2013.
EBITDA
Distributions / LP Unit
Base Case
High Case
Low Case
$216
$288
$363
$430
$201
$262
$298
$332
FY2014 FY2015 FY2016 FY2017
$216
$288
$363
$430
$184
$202
$217
$231
FY2014 FY2015 FY2016 FY2017
$216
$288
$363
$430
$232
$326
$407
$487
FY2014 FY2015 FY2016 FY2017
($ in millions, except per
unit figures)
Management
Wall Street
$2.14
$2.25
$2.31
$2.40
$2.17
$2.54
$2.95
$3.29
$2.14
$2.25
$2.31
$2.40
$2.05 $2.04 $2.04 $2.06
FY2014 FY2015 FY2016 FY2017
FY2014 FY2015 FY2016 FY2017
$2.14
$2.25
$2.31
$2.40
$2.12
$2.38
$2.61
$2.82
FY2014 FY2015 FY2016 FY2017

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

III. Financial Summary 20

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

1. Base Case
o
o
o
o
2. Downside Case
o
o
Forecast Assumptions
21
___________________________________
Source: Management.
Intrepid and Intrepid Midstream forecasts based on operating models provided by Management
Three Cosmic forecast scenarios developed by Management based on three gas-price scenarios:
Outlook based on $4.18 / MMbtu flat gas price
Marcellus and Fayetteville production grow significantly and Barnett activity grows steadily
Does not include any unidentified wedge capital
Growth capital expenditures and maintenance capital expenditures per Management forecast
Outlook based on $3.00 natural gas price held steady over 4-year forecast period from 2014 +
Does not include any unidentified wedge capital
Growth capital expenditures reduced based on decreased demand; Maintenance capital expenditures remain unchanged compared to base case
Outlook based on $5.00 natural gas price held steady over 4-year forecast period from 2014 +
All dry gas volumes increase in all major operating regions, wet gas volumes generally the same as the base case except for an increase in the Marcellus
Includes unidentified wedge capital of $200mm per year in each forecast year at an initial 9.5x EBITDA multiple that steadily improves to 6.5x
Organic growth capital expenditures increase due to higher volumes (also includes wedge growth capital); maintenance capital expenditures remain unchanged
Marcellus growth is tempered though still steady as wetter areas of Marcellus remain economical; Dry areas of the Barnett shrink compared to base case while wet areas remain unaffected given producer economics, Fayetteville growth slows compared to base but remains stable given BHP presence
o
o
3. Upside Case
o
o
o
o

Intrepid Midstream
$90
$100
$125
$172
$224
$243
$261
$288
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
$90
$100
$125
$172
$224
$243
$261
$288
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$50
$160
$324
$130
$68
$140
$194
$2
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
$- $-
$1.51
$1.57
$1.70
$1.75
$1.79
$1.89
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit
22
___________________________________
Source: Management, company filings.
($ in millions, except per unit figures)

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

Intrepid (1)
$234
$273
$196
$79
$88
$102
$113
$117
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
$145
$150
$99
$159
$177
$201
$223
$236
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$281
$826
$19
$32
$8
$45
$2 $2
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
$2.79
$2.82
$1.75
$1.16
$1.25
$1.42
$1.58
$1.68
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit
23
___________________________________
Source: Management, company filings.
(1) Standalone, Pre-spin. Historical figures calculated by subtracting Intrepid Midstream operations from consolidated total.
($ in millions, except per unit figures)

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

Cosmic
EBITDA Distributable Cash Flow
Growth Capex Distribution / Unit
24
___________________________________
Source: Management, company filings.
Note: “FY” projections normalized to fiscal year ending September 30.
$184
$202
$217
$231
$77
$107
$115
$173
$232
$326
$407
$487
$201
$262
$298
$332
CY2010 CY2011 CY2012 CY2013 FY2014 FY2015 FY2016 FY2017
$132
$138
$149
$157
$61
$86
$81
$125
$170
$242
$310
$373
$149
$197
$228
$254
CY2010 CY2011 CY2012 CY2013 FY2014 FY2015 FY2016 FY2017
$72
$45
$40
$36
$145
$47
$31
$127
$395
$236
$287
$281
$98
$76
$72
$65
CY2010 CY2011 CY2012 CY2013 FY2014 FY2015 FY2016 FY2017
($ in millions, except per unit figures)
$1.66
$1.87
$2.02
$2.07
$2.17
$2.54
$2.95
$3.29
$2.05
$2.04 $2.04
$2.06
$2.12
$2.38
$2.61
$2.82
CY2010 CY2011 CY2012 CY2013 FY2014 FY2015 FY2016 FY2017
High Case
Low Case

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

IV. Pro Forma Analysis 25

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

26
Exchange Ratio Analysis
Cosmic / Intrepid Midstream
Average Exchange Ratio
Current 0.964x
20-Day VWAP 1.033x
3 Months 1.047x
6 Months 1.019x
1 Year 1.080x
Since IPO 1.177x
__________________________________
Source: FactSet as of 4/26/2013.
0.850x
0.950x
1.050x
1.150x
1.250x
1.350x
1.450x
1.550x
1.650x
1.750x
Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13
Current 20-Day VWAP 3 Months 6 Months 1 Year Since IPO

Contribution Analysis
27
___________________________________
Source: Management Forecast.
(1) Cosmic LP DCF contribution reflects the difference between status quo and pro forma Intrepid Midstream LP DCF.
EBITDA
LP DCF (1)
Base
Forecast
Upside
Forecast
Downside
Forecast
$224
$243
$261
$288
$201
$262
$298
$332
$425
$505
$559
$620
FY2014 FY2015 FY2016 FY2017
$224
$243
$261
$288
$184
$202
$217
$231
$408
$444
$478
$519
FY2014 FY2015 FY2016 FY2017
$224
$243
$261
$288
$232
$326
$407
$487
$455
$568
$668
$775
FY2014 FY2015 FY2016 FY2017
Cosmic Forecast
$146 $151
$159
$173
$121
$154
$173
$186
$267
$304
$332
$360
FY2014 FY2015 FY2016 FY2017
$146 $151
$159
$173
$113
$125
$135
$139
$259
$275
$294
$312
FY2014 FY2015 FY2016 FY2017
$146 $151
$159
$173
$135
$183
$224
$258
$281
$333
$383
$432
FY2014 FY2015 FY2016 FY2017
Cosmic Intrepid Midstream
($ in millions)

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

Detailed Transaction Build-up
28
___________________________________
Source: Management Assumptions, public filings, FactSet as of 4/26/13.
(1) 20-day VWAP as of 4/26/13.
GP Transaction MLP Merger
($ in millions, except per unit figures)
1. Distribution of Intrepid Mid Units
Beginning Intrepid Mid Units Owned by Intrepid 56.399
Less: Intrepid Mid Units Retained by Intrepid 0.000
Intrepid Mid Units Distributed to Unitholders 56.399
Current Intrepid Mid Unit Price
(1)
$23.66
Value of Intrepid Mid Units Distributed $1,334.7
Intrepid Units Outstanding 131.750
Intrepid Unit Price
(1)
$21.36
Intrepid Market Cap $2,814.8
Less: Market Value of Distributed Units ($1,334.7)
Intrepid PF Market Cap $1,480.2
Implied Unit Price $11.23
Intrepid Mid Units Distributed 56.399
Intrepid Units Outstanding 131.750
Intrepid Mid Units Distributed / Intrepid Unit 0.428
2. Intrepid Acquires Cosmic GP/IDRs
GP Purchase Price $450.0
Intrepid Implied Unit Price (Post-Spin) $11.23
Intrepid Units Issued to Cosmic Holdings 40.055
3. Intrepid Acquires Cosmic Units from Cosmic Holdings
Cosmic Holdings Target Interest 29.0%
Intrepid Units Outstanding 131.750
Cosmic Holdings Target Units 53.813
Less: Intrepid Units Held by Cosmic Holdings (40.055)
Incremental Intrepid Units to Cosmic Holdings 13.758
Intrepid Implied Unit Price (Post-Spin) $11.23
Value of Intrepid Units Issued $154.6
Cosmic Unit Price
(1)
$24.44
Cosmic Units Acquired From Cosmic Holdings 6.325
4. Cosmic / Intrepid Merger
Cosmic Current Unit Price
(1)
$24.44
Premium 5.0%
Purchase Price / Unit $25.66
Cosmic Total Units Outstanding 60.578
Equity Purchase Price $1,554.4
Intrepid Mid Current Unit Price
(1)
$23.66
Intrepid Mid Units Issued 65.687
Exchange Ratio 1.084
Beginning Cosmic Units Held by Intrepid 6.325
Exchange Ratio 1.084
Intrepid Mid Units Issued to Intrepid 6.858
5. Special Distribution to Cosmic
Cash Payment $25.0
Cosmic Units Outstanding 60.578
Special Distribution $0.41
Portion of Special Distribution to Intrepid $2.8

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

Accretion / Dilution to Intrepid Midstream
29
___________________________________
Source: Management Assumptions, TPH Model.
Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 -             -             -             -             $223.5 $242.7 $260.9 $287.5
CMLP Adjusted EBITDA -             -             -             -             201.1      262.4      298.5      332.4      201.1      262.4      298.5      332.4
Synergies -             -             -             -             5.0         10.0        15.0        15.0        5.0         10.0        15.0        15.0
Total Adjusted EBITDA 223.5 242.7 260.9 287.5 429.6 515.0 574.4 634.9
Interest Expense (Net) (43.0) (51.9) (57.0) (57.7) (91.4) (104.1) (109.9) (113.7)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9)        (7.6)        (8.6)        (11.1)      (14.9) (15.4) (16.8) (19.7)
Total Available Cash 173.5 183.0 195.7 221.2 323.3 395.5 447.7 501.5
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 146.2 150.7 158.9 173.2 267.3 304.3 332.1 359.6
Distributions Paid to GP 19.1 23.6 27.5 37.5 40.6 72.4 94.3 118.0
Total Distributions Paid 165.2 174.3 186.4 210.7 307.9 376.7 426.3 477.6
Beginning Common Units 85.903    85.903    85.903    91.727    65.687    151.590 154.761 158.514 162.877
New Units Issued - - 5.824      - 3.171      3.754      4.363      0.727
Ending Common Units 85.903    85.903    91.727    91.727    154.761 158.514 162.877 163.604
Average Common Units Outstanding 85.903    85.903    88.815    91.727    153.175 156.637 160.696 163.241
DCF ($ / LP Unit) $1.75 $1.81 $1.84 $1.95 $1.80 $2.00 $2.13 $2.28
Accretion / (Dilution) (%) 2.6% 10.9% 15.8% 17.0%
Paid Distribution ( $ / LP Unit) $1.70 $1.75 $1.79 $1.89 $1.74 $1.94 $2.07 $2.20
Accretion / (Dilution) (%) 2.5% 10.7% 15.5% 16.7%
Beginning Total Deb $777.0 $836.3 $968.1 $1,003.1 $843.1 $1,620 $1,695 $1,794 $1,917
Drawdown / (Repayment) 59.3 131.8 35.0 (8.5) 75.1 99.0 122.4 21.7
Ending Total Debt $836.3 $968.1 $1,003.1 $994.6 $1,695 $1,794 $1,917 $1,938
Debt / EBITDA 3.7x 4.0x 3.8x 3.5x 3.9x 3.5x 3.3x 3.1x
($ in millions, except per unit figures)

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 -             -             -             -             $87.9 $102.4 $113.2 $116.5
Distributions from NRGM GP Interest 19.1        23.6        27.5        37.5        -             -             -             -             19.1        23.6        27.5        37.5
Distributions from CMLP LP Interest -             -             -             -             13.4        15.0        16.5        17.8        13.4        15.0        16.5        17.8
Distributions from CMLP GP Interest -             -             -             -             27.9        43.9        58.4        70.8        27.9        43.9        58.4        70.8
Other 0.2         0.2         0.2         0.2         -             -             -             -             0.2         0.2         0.2         0.2
Total Adjusted EBITDA 107.1 126.2 140.8 154.2 148.5 185.2 215.7 242.9
Cash Interest (15.9) (20.7) (21.6) (21.4) (15.9) (20.5) (21.3) (20.9)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) (4.0)        (4.0)        (4.0)        (4.0)
Total Available Cash 87.3 101.5 115.3 128.8 128.7 160.7 190.5 218.0
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 83.1 96.7 109.8 122.7 122.5 153.0 181.4 207.6
Beginning Common Units 131.750 131.750 131.750 131.750 53.813    185.563 185.563 185.563 185.563
New Units Issued - - - - - - - -
Ending Common Units 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Distributable Cash Flow per LP Unit $0.66 $0.77 $0.87 $0.98 $0.69 $0.87 $1.03 $1.17
Accretion / (Dilution) (%) 4.7% 12.4% 17.3% 20.1%
Paid Distribution per LP Unit $0.63 $0.73 $0.83 $0.93 $0.66 $0.82 $0.98 $1.12
Accretion / (Dilution) (%) 4.7% 12.4% 17.3% 20.1%
Beginning Total Deb $384.5 $388.5 $428.2 $424.8 $384.5 $386.5 $423.5 $416.4
Drawdown / (Repayment) 4.0 39.8 (3.5) (4.1) 2.0 37.0 (7.1) (8.4)
Ending Total Debt $388.5 $428.2 $424.8 $420.6 $386.5 $423.5 $416.4 $408.0
Debt / EBITDA 3.6x 3.4x 3.0x 2.7x 2.6x 2.3x 1.9x 1.7x
Accretion / Dilution to Intrepid
GP Transaction
30
___________________________________
Source: Management Assumptions, TPH Model.
($ in millions, except per unit figures)

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

Accretion / Dilution to Intrepid
GP Transaction & MLP Merger
31
___________________________________
Source: Management assumptions, TPH Model.
($ in millions, except per unit figures)
Status Quo Adjustments
Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 - - - - $87.9 $102.4 $113.2 $116.5
Distributions from NRGM GP Interest 19.1 23.6 27.5 37.5 21.5 48.9 66.8 80.6 40.6 72.4 94.3 118.0
Distributions from NRGM LP Interest - - - - 12.0 13.3 14.2 15.1 12.0 13.3 14.2 15.1
Special Distributions from NRGM LP Interest - - - - 2.8 - - - 2.8 - - -
Other 0.2 0.2 0.2 0.2 - - - - 0.2 0.2 0.2 0.2
Total Adjusted EBITDA 107.1 126.2 140.8 154.2 143.5 188.4 221.8 249.9
Cash Interest (15.9) (20.7) (21.6) (21.4) (15.9) (20.5) (21.3) (20.9)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) (4.0) (4.0) (4.0) (4.0)
Total Available Cash 87.3 101.5 115.3 128.8 123.6 163.9 196.6 225.0
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 83.1 96.7 109.8 122.7 117.8 156.1 187.2 214.3
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.563 185.563 185.563 185.563
New Units Issued - - - - - - - -
Ending Common Units 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Distributable Cash Flow per LP Unit $0.66 $0.77 $0.87 $0.98 $0.67 $0.88 $1.06 $1.21
Accretion / (Dilution) (%) 0.6% 14.6% 21.1% 24.0%
Paid Distribution per LP Unit $0.63 $0.73 $0.83 $0.93 $0.63 $0.84 $1.01 $1.16
Accretion / (Dilution) (%) 0.6% 14.6% 21.1% 24.0%
Beginning Total Debt $384.5 $388.5 $428.2 $424.8 $384.5 $386.7 $423.5 $416.2
Drawdown / (Repayment) 4.0 39.8 (3.5) (4.1) 2.2 36.8 (7.4) (8.7)
Ending Total Debt $388.5 $428.2 $424.8 $420.6 $386.7 $423.5 $416.2 $407.5
Debt / EBITDA 3.6x 3.4x 3.0x 2.7x 2.7x 2.2x 1.9x 1.6x

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

DCF Accretion / Dilution Sensitivities
Intrepid Midstream
Intrepid
32
___________________________________
Source: Management assumptions, TPH Model.
5.8%
16.2%
25.6%
30.0%
2.6%
10.9%
15.8%
17.0%
(0.4%)
0.6%
2.7%
1.8%
FY2014 FY2015 FY2016 FY2017
8.3%
27.8%
43.7%
53.9%
0.6%
14.6%
21.1%
24.0%
(6.0%) (5.9%)
(2.9%)
(2.7%)
FY2014 FY2015 FY2016 FY2017
GP Transaction & MLP Merger
GP Transaction & MLP Merger
Base Case
High Case
Low Case

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

Tudor, Pickering, Holt & Co., LLC is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company’s two broker-
dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and
Tudor, Pickering, Holt & Co. Advisors, LLC (TPHCA), the company offers securities and investment banking services to the energy community.
TPH Asset Management, LLC (TPHAM) is an SEC registered investment adviser that delivers a suite of energy investment strategies. TPH
Partners Management, LLC is an SEC exempt reporting advisor. Certain employees of TPHAM are also employees of TPHCSI.
The firm, headquartered in Houston, Texas, has approximately
150 employees and offices in Denver, Colorado; and in New York, New
York. Its affiliate, Tudor, Pickering Holt & Co. International, LLP, is
located in London, England.
Houston (Research, Sales and Trading):  713-333-2960
Houston (Investment Banking):  713-333-7100
Denver (Sales):  303-300-1900
Denver (Investment Banking): 303-300-1900
New York (Investment Banking): 212-610-1660
New York (Research, Sales): 212-610-1600
London: +011 44(0) 20 3008 6428
www.TudorPickeringHolt.com
About The Firm
Disclosure Statement
33
Contact Us
Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice.  In addition, we mutually agree that, subject to applicable law, you (and your employees, representatives and other agents) may disclose any aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, with no limitations imposed by Tudor, Pickering, Holt & Co.
The information contained herein is confidential (except for information relating to United States tax issues) and may not be reproduced in whole or in part.
Tudor, Pickering, Holt & Co. assumes no responsibility for independent verification of third-party information and has relied on such information being complete and accurate in all material respects.  To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by, reviewed or discussed with the
managements of your company and/ or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates).  These materials were designed for use by specific persons familiar with the business and the affairs of your company and Tudor, Pickering, Holt &
Co. materials.
Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of any offer to buy, any security.
Prior to making any trade, you should discuss with your professional tax, accounting, or regulatory advisers how such particular trade(s)
affect you.  This brief statement does not disclose all of the risks and other significant aspects of entering into any particular transaction.
Tudor, Pickering, Holt & Co. International, LLP is authorized and regulated by the Financial Services Authority and is the United
Kingdom affiliate of Tudor, Pickering, Holt & Co., LLC.